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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): June 25, 1998

                                SIMS Communications, Inc.
               (Exact name of registrant as specified in its charter)


       Delaware                        0-25474             65-0-287558
(State or other jurisdiction of    (Commission         (I.R.S. Employer
 incorporation or organization)     File Number)         Identification
No.)

                          17821 Skypark Circle, Suite G
                            Irvine, California 92614
                    (Address of principal executive offices)
                                   (Zip Code)

                                  (714) 261-6665
                    (Registrant's telephone number, including area code)

                   3333 S. Congress Ave, Suite 401, Delary Beach, Florida
                                      333445
                    (Former name, former address and former fiscal year,
                               if changed since last report)

Item 5.  Other Events

The Company has moved its executive offices from Florida to California. The address and telephone number of the Company's executive offices in California are:

                          17821 Skypark Circle, Suite G
                            Irvine, California 92614
                                  714-261-6665
                               714-261-0323 (fax)

Item 7.  Financial Statements and Exhibits

None
                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  June 25, 1998                     SIMS COMMUNICATIONS, INC.


                                           By  /s. Mark Bennett
                                             -----------------------
                                            Mark Bennett, President